EXHIBIT 32




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     In connection with the Quarterly Report of Americann,  Inc. (the "Company")
on Form 10-Q for the period ending December 31, 2014 as filed with the Securities and Exchange Commission (the "Report"), Timothy Keogh, the Company's
Principal   Executive  Officer  and  Benjamin  Barton  the  Company's  Principal
Financial and Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


February 23, 2015                       /s/ Timothy Keogh
                                        -----------------------------------
                                        Timothy Keogh, Principal Executive
                                        Officer


February 23, 2015                       /s/ Banjamin J. Barton
                                        -----------------------------------
                                        Benjamin Barton, Principal Financial
                                        and Accounting Officer